EFMT DEPOSITOR LLC ABS-15G

Exhibit 99.02

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Ellington Management Group, LLC. The review included a total of 1,914 residential closed-end second-lien mortgage loans in connection with the securitization identified as EFMT 2026-CES1 (the “Securitization”). The Review was conducted from May 2024 through October 2025 on mortgage loans originated between September 2022 and August 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required.

For loans reviewed in a post-close valuation review scenario (1,914 loans in total):

An AVM, exterior only appraisal, or full appraisal was utilized as the original valuation product for all loans within the review population. An AVM was utilized for one thousand six hundred ninety-two (1,692) loans and a full appraisal was utilized for two hundred nineteen (219) loans.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand nine hundred and fourteen (1,914) mortgage loans reviewed, one thousand six hundred and fifty-one (1,651) unique mortgage loans (86.26% by loan count) had a total of two thousand nine hundred and four (2,904) discrepancies across thirty-one (31) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Maturity Date	1258	43.32%
Qualifying Total Debt Income Ratio	776	26.72%
Qualifying CLTV	397	13.67%
Qualifying HLTV	187	6.44%
Qualifying LTV	94	3.24%
Lock Date	57	1.96%
Qualifying Total Debt Income Ratio	27	0.93%
Property Address	22	0.76%
Property Type	15	0.52%
Application Date	15	0.52%
Note Date	12	0.41%
Qualifying FICO	5	0.17%
Property Value	4	0.14%
Borrower 1 Self-Employment Flag	4	0.14%
Closing/Settlement Date	3	0.10%
Borrower 1 First Name	3	0.10%
Borrower 2 First Name	3	0.10%
Property County	3	0.10%
Borrower 1 Citizen	2	0.07%
Borrower 1 Last Name	2	0.07%
B1BirthDate	2	0.07%
Loan Amount	2	0.07%
Property Address	2	0.07%
Property Value	2	0.07%
MIN No	1	0.03%
Escrow Flag	1	0.03%
B2BirthDate	1	0.03%
B1FirstName	1	0.03%
QM Qualifying Housing Debt Income Ratio	1	0.03%
Buydown Flag	1	0.03%
B2FirstName	1	0.03%
Grand Total	2904	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1,789	$147,688,058.00	93.47%
Event Grade B	125	$10,445,399.00	6.53%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	1,914	$158,133,457.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,895	99.01%
Event Grade B	19	0.99%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,914	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,805	94.31%
Event Grade B	109	5.69%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,914	100.00%

Valuation Results Fitch:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,910	99.79%
Event Grade B	4	0.21%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,914	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	1640
		Title Document is Partially Present	64
		Audited DTI Exceeds Guideline DTI	20
		Third Party Fraud Report not Provided	19
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	18
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	15
		Income and Employment Do Not Meet Guidelines	14
		Title Document Missing	12
		Borrower 1 3rd Party VOE Prior to Close Missing	12
		HO6 Master Insurance Policy is Missing	9
		Borrower 1 Award Letter Missing	8
		ATR: Reasonable Income or Assets Not Considered	8
		The Total Hazard Coverage is LESS than the Required Coverage Amount	8
		Hazard Insurance Effective Date is after the Disbursement Date	8
		Missing Property Tax Cert	7
		Borrower 1 WVOE Missing	7
		Borrower 1 W2/1099 Missing	6
		Flood Certificate Missing	6
		The Deed of Trust is Incomplete	5
		Audited HCLTV Exceeds Guideline HCLTV	5
		Hazard Insurance Policy is Missing	5
		The Final 1003 is Incomplete	5
		Audited CLTV Exceeds Guideline CLTV	5
		ATR: Current Employment Not Verified	4
		Borrower 2 WVOE Missing	4
		Borrower 1 Photo Identification not provided	4
		The Note is Incomplete	4
		PUD Rider is Missing	4
		Borrower 1 Paystubs Missing	4
		Housing History Does Not Meet Guideline Requirements	4
		Income/Employment General	4
		The Final 1003 is Missing	3
		Hazard Insurance Policy is Partial	3

Missing income documentation	3
Verification of Borrower Liabilities Missing or Incomplete	3
Approval/Underwriting Summary Partially Provided	3
ATR Risk	3
Borrower 2 3rd Party VOE Prior to Close Missing	3
OFAC Check Not Completed and/or Cleared	3
Borrower 1 Credit Report is Missing	3
Fraud Report Shows Uncleared Alerts	3
Audited FICO is less than Guideline FICO	3
Approval/Underwriting Summary Not Provided	3
All Interested Parties Not Checked with Exclusionary Lists	3
Flood Certificate Partially Provided	2
Missing VOM or VOR	2
The Note is Missing	2
Hazard insurance dwelling coverage is not sufficient	2
No evidence of required debt payoff	2
Potential Fraud Reflected on Fraud Report	2
Income 1 Months Income Verified is Missing	2
Missing Credit Report Supplement	2
Borrower 2 Credit Report is Missing	2
Satisfactory Chain of Title not Provided	2
Income documentation expiration dates	2
Borrower 2 Photo Identification not provided	2
Note Address Does Not Match Deed of Trust Address	2
Missing legal documents for senior or subordinate lien	2
HO-6 Insurance Policy is Missing	2
Asset Qualification Does Not Meet Guideline Requirements	1
Borrower 1 Personal Tax Returns Missing	1
Borrower 1 Deed of Trust Signature does not match Note	1
HO6 Insurance Policy Effective Date is after the Note Date	1
The Deed of Trust is Missing	1
Borrower 3 Deed of Trust Signature does not match Note	1
Flood Insurance Effective Date is after the Disbursement Date	1
Borrower information on 1003 is incomplete	1
Borrower 2 Deed of Trust Signature does not match Note	1
HO6 Master Insurance Policy is Partial	1
Income 5 Months Income Verified is Missing	1
Borrower Non-US Citizen Identification Document Missing	1
Borrower 1 Credit Report is Incomplete	1
Evidence of Property Tax Missing	1
The Initial 1003 is Missing	1
Income 2 Months Income Verified is Missing	1
Maturity Date is not the first of the month	1

		Property Title Issue	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Income 3 Months Income Verified is Missing	1
		Missing Lender Income Calculation Worksheet	1
		Income 4 Months Income Verified is Missing	1
		Borrower 1 CPA Letter Missing	1
		Subject Property Address on Note does not match Insured Property Address	1
		Total Credit Grade (A) Exceptions:	2031
	B	Third Party Fraud Report not Provided	11
		Audited DTI Exceeds Guideline DTI	3
		Hazard Insurance Effective Date is after the Disbursement Date	2
		Approval/Underwriting Summary Not Provided	2
		Hazard insurance dwelling coverage is not sufficient	1
		Total Credit Grade (B) Exceptions:	19
Compliance	A	No Compliance Findings	1296
		Higher-Priced Mortgage Loan Test	473
		Intent to Proceed is Missing	34
		Charges That Cannot Increase Test	26
		CA AB 260 Higher-Priced Mortgage Loan Test	26
		Initial Closing Disclosure Delivery Date Test	13
		MD COMAR Higher-Priced Mortgage Loan Test	11
		OK HOEPA Higher-Priced Mortgage Loan Test	10
		Right of Rescission is Missing	8
		Lender Credits That Cannot Decrease Test	7
		Charges That In Total Cannot Increase More Than 10% Test	7
		CT Nonprime Home Loan Test	6
		Qualified Mortgage Safe Harbor Threshold	5
		TRID: Missing Loan Estimate	4
		TRID: Missing Closing Disclosure	3
		Right of Rescission is Partially Provided	3
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	3
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	3
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		Condo Rider is Missing	2
		TILA Right of Rescission Test	2
		Homeownership Counseling Disclosure Is Missing	2
		TRID Post-Consummation Event Validation Test	1
		W. Va. Code Ann. § 46A-3-109a(b) - Collateral Protection Notice was not provided	1
		TRID: Closing disclosure loan terms- Prepayment Penalty	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Initial Loan Estimate Delivery Date Test (from application)	1

		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		TRID: Closing disclosure loan terms- Monthly P&I	1
		Escrow Waiver is Missing	1
		Missing Credit Score Disclosure (FACTA)	1
		Right of Rescission is Not Executed	1
		TX Constitution A6 Required Fees Test	1
		Other Rider is Missing	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		Total Compliance Grade (A) Exceptions:	1960
	B	Charges That Cannot Increase Test	60
		Missing Required Affiliated Business Disclosure	22
		Intent to Proceed is Missing	16
		Lender Credits That Cannot Decrease Test	7
		Homeownership Counseling Disclosure Is Missing	6
		Missing Credit Score Disclosure (FACTA)	4
		eSigned Documents Consent is Missing	4
		Charges That In Total Cannot Increase More Than 10% Test	3
		Higher-Priced Mortgage Loan Test	2
		TILA Right of Rescission Test	1
		TRID: Initial Loan Estimate not provided within 3 days of application	1
		MD Credit Regulations Covered Loan Points and Fees Threshold Test	1
		Total Compliance Grade (B) Exceptions:	127
Property	A	No Property Findings	1886
		Appraisal is Missing	7
		HOA Questionnaire is Missing	6
		FEMA Post Disaster Inspection Report not Provided	5
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	5
		Property/Appraisal General	2
		Condo Approval Missing	1
		Property is listed for sale	1
		No HOA fees on appraisal and property identified as a PUD	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		HOA Does Not Meet Guidelines	1
		Property Condition Rating Does Not Meet Program Requirements	1
		Total Property Grade (A) Exceptions:	1917
	B	Condo Approval Missing	4
		Total Property Grade (B) Exceptions:	4

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology substantially meets the published guidelines, and no other property or valuation related defects were identified. If an appraisal was provided, the appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The valuation methodology did not meet the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. If an appraisal was provided, the appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. If an appraisal was provided, the appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review.